Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems Announces

Results for the Third Quarter Ended September 30, 2023

KIRKLAND, WASHINGTON, October 30, 2023-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a fabless company with a global footprint that provides high-performance, semiconductor-based power electronic solutions, today announced financial results for the quarter and nine months ended September 30, 2023.

The financial results for the quarter ended September 30, 2023 were as follows:

●

Revenue was $474.9 million for the quarter ended September 30, 2023, a 7.6% increase from $441.1 million for the quarter ended June 30, 2023 and a 4.1% decrease from $495.4 million for the quarter ended September 30, 2022.

●	GAAP gross margin was 55.5% for the quarter ended September 30, 2023, compared with 58.7% for the quarter ended September 30, 2022.

●

Non-GAAP gross margin (1) was 55.7% for the quarter ended September 30, 2023, excluding the impact of $1.0 million for stock-based compensation expense and $0.1 million for deferred compensation plan income, compared with 59.0% for the quarter ended September 30, 2022, excluding the impact of $1.2 million for stock-based compensation expense.

●	GAAP operating expenses were $128.0 million for the quarter ended September 30, 2023, compared with $139.0 million for the quarter ended September 30, 2022.

●

Non-GAAP operating expenses (1) were $96.6 million for the quarter ended September 30, 2023, excluding $32.6 million for stock-based compensation expense and $1.3 million for deferred compensation plan income, compared with $98.4 million for the quarter ended September 30, 2022, excluding $41.8 million for stock-based compensation expense and $1.2 million for deferred compensation plan income.

●	GAAP operating income was $135.6 million for the quarter ended September 30, 2023, compared with $151.9 million for the quarter ended September 30, 2022.

●

Non-GAAP operating income (1) was $167.8 million for the quarter ended September 30, 2023, excluding $33.6 million for stock-based compensation expense and $1.4 million for deferred compensation plan income, compared with $193.7 million for the quarter ended September 30, 2022, excluding $43.0 million for stock-based compensation expense and $1.2 million for deferred compensation plan income.

●	GAAP other income, net, was $2.3 million for the quarter ended September 30, 2023, compared with $5.0 thousand for the quarter ended September 30, 2022.

●

Non-GAAP other income, net (1) was $3.9 million for the quarter ended September 30, 2023, excluding $1.6 million for deferred compensation plan expense, compared with $1.3 million for the quarter ended September 30, 2022, excluding $1.3 million for deferred compensation plan expense.

●	GAAP income before income taxes was $137.9 million for the quarter ended September 30, 2023, compared with $151.9 million for the quarter ended September 30, 2022.

●

Non-GAAP income before income taxes (1) was $171.7 million for the quarter ended September 30, 2023, excluding $33.6 million for stock-based compensation expense and $0.3 million for net deferred compensation plan expense, compared with $195.0 million for the quarter ended September 30, 2022, excluding $43.0 million for stock-based compensation expense and $0.1 million for net deferred compensation plan expense.

●

GAAP net income was $121.2 million and $2.48 per diluted share for the quarter ended September 30, 2023. Comparatively, GAAP net income was $124.3 million and $2.57 per diluted share for the quarter ended September 30, 2022.

●

Non-GAAP net income (1) was $150.3 million and $3.08 per diluted share for the quarter ended September 30, 2023, excluding $33.6 million for stock-based compensation expense, $0.3 million for net deferred compensation plan expense and $4.8 million for related tax effects, compared with $170.7 million and $3.53 per diluted share for the quarter ended September 30, 2022, excluding $43.0 million for stock-based compensation expense, $0.1 million for net deferred compensation plan expense and $3.2 million for related tax effects.

The financial results for the nine months ended September 30, 2023 were as follows:

●	Revenue was $1,367.1 million for the nine months ended September 30, 2023, a 2.5% increase from $1,334.1 million for the nine months ended September 30, 2022.

●	GAAP gross margin was 56.3% for the nine months ended September 30, 2023, compared with 58.5% for the nine months ended September 30, 2022.

●

Non-GAAP gross margin (1) was 56.6% for the nine months ended September 30, 2023, excluding the impact of $3.3 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense, compared with 58.8% for the nine months ended September 30, 2022, excluding the impact of $3.7 million for stock-based compensation expense.

●	GAAP operating expenses were $397.8 million for the nine months ended September 30, 2023, compared with $390.9 million for the nine months ended September 30, 2022.

●

Non-GAAP operating expenses (1) were $288.7 million for the nine months ended September 30, 2023, excluding $105.3 million for stock-based compensation expense, $3.8 million for deferred compensation plan expense and $0.1 million for amortization of purchased intangible assets, compared with $277.6 million for the nine months ended September 30, 2022, excluding $122.0 million for stock-based compensation expense, $8.9 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets.

●	GAAP operating income was $372.2 million for the nine months ended September 30, 2023, compared with $389.9 million for the nine months ended September 30, 2022.

●

Non-GAAP operating income (1) was $485.0 million for the nine months ended September 30, 2023, excluding $108.6 million for stock-based compensation expense, $4.2 million for deferred compensation plan expense and $0.1 million for amortization of purchased intangible assets, compared with $506.8 million for the nine months ended September 30, 2022, excluding $125.7 million for stock-based compensation expense, $9.0 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets.

●	GAAP other income, net, was $14.1 million for the nine months ended September 30, 2023, compared with other expense, net, of $5.7 million for the nine months ended September 30, 2022.

●

Non-GAAP other income, net (1) was $10.7 million for the nine months ended September 30, 2023, excluding $3.4 million for deferred compensation plan income, compared with $2.9 million for the nine months ended September 30, 2022, excluding $8.6 million for deferred compensation plan expense.

●	GAAP income before income taxes was $386.3 million for the nine months ended September 30, 2023, compared with $384.2 million for the nine months ended September 30, 2022.

●

Non-GAAP income before income taxes (1) was $495.8 million for the nine months ended September 30, 2023, excluding $108.6 million for stock-based compensation expense, $0.8 million for net deferred compensation plan expense and $0.1 million for amortization of purchased intangible assets, compared with $509.6 million for the nine months ended September 30, 2022, excluding $125.7 million for stock-based compensation expense, $0.4 million for net deferred compensation plan income and $0.1 million for amortization of purchased intangible assets.

●

GAAP net income was $330.5 million and $6.78 per diluted share for the nine months ended September 30, 2023. Comparatively, GAAP net income was $318.6 million and $6.60 per diluted share for the nine months ended September 30, 2022.

●

Non-GAAP net income (1) was $433.8 million and $8.90 per diluted share for the nine months ended September 30, 2023, excluding $108.6 million for stock-based compensation expense, $0.8 million for net deferred compensation plan expense, $0.1 million for amortization of purchased intangible assets and $6.1 million for related tax effects, compared with $445.9 million and $9.23 per diluted share for the nine months ended September 30, 2022, excluding $125.7 million for stock-based compensation expense, $0.4 million for net deferred compensation plan income, $0.1 million for amortization of purchased intangible assets and $1.9 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2023	2022	2023	2022
Storage and Computing	$129,462	$112,880	$373,827	$331,754
Enterprise Data	98,938	75,274	194,083	182,982
Automotive	95,171	87,073	304,907	202,638
Industrial	42,141	58,713	139,339	163,116
Communications	46,786	72,296	163,985	187,169
Consumer	62,369	89,182	190,919	266,477
Total	$474,867	$495,418	$1,367,060	$1,334,136

The following is a summary of revenue by product family (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Family	2023	2022	2023	2022
DC to DC	$447,394	$462,982	$1,290,750	$1,264,081
Lighting Control	27,473	32,436	76,310	70,055
Total	$474,867	$495,418	$1,367,060	$1,334,136

“While we expect visibility to remain limited in the short term, which was the same as last quarter, we continue to execute on our long-term strategy,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the fourth quarter ending December 31, 2023:

●	Revenue in the range of $442.0 million to $462.0 million.

●	GAAP gross margin between 55.2% and 55.8%. Non-GAAP gross margin (1) between 55.4% and 56.0%, which excludes an estimated impact of stock-based compensation expenses of 0.2%.

●

GAAP operating expenses, between $127.1 million and $131.1 million. Non-GAAP operating expenses (1) between $95.9 million and $97.9 million, which excludes estimated stock-based compensation expenses in the range of $31.2 million to $33.2 million.

●	Total stock-based compensation expenses of $32.2 million to $34.2 million.

●	Interest and other income of $4.1 million to $4.5 million.

●	Fully diluted shares outstanding between 48.7 million and 49.1 million.

(1) Non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before income taxes differ from net income, net income per share, gross margin, operating expenses, other income (expense), net, operating income and income before income taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation expense, net deferred compensation plan expense (income), amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan expense (income). Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income (expense). Non-GAAP other income, net excludes the effect of deferred compensation plan expense (income). Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan expense (income). Non-GAAP income before income taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and net deferred compensation plan expense (income). Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP operating expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, October 30, 2023. You can access the webinar at: https://mpsic.zoom.us/j/92277996429. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP operating expenses, stock-based compensation expenses, interest and other income, and fully diluted shares outstanding, (ii) our outlook for the fourth quarter of fiscal year 2023 and the near-term, medium-term and long-term prospects of the company, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued downturn in the global economy, including due to the Russia-Ukraine and Israel-Gaza conflicts, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Israel-Gaza conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the recent banking collapse and the Russia-Ukraine and Israel-Gaza conflicts; and other important risk factors identified under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and our Quarterly Reports on Form 10-Q filed with the SEC on May 5, 2023 and August 4, 2023. The forward-looking statements in this press release and statements made during the accompanying webinar represent our projections and current expectations, as of the date hereof, not predictions of actual performance, and should not be unduly relied upon. We assume no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a fabless company with a global footprint that provides high-performance, semiconductor-based power electronic solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor expertise, and innovative proprietary technologies in the areas of semiconductor processes, system integration, and packaging. These combined advantages enable MPS to deliver reliable, compact, and monolithic solutions that are highly energy-efficient and cost-effective, while providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$421,178	$288,607
Short-term investments	621,123	449,266
Accounts receivable, net	185,820	182,714
Inventories	397,288	447,290
Other current assets	109,967	42,742
Total current assets	1,735,376	1,410,619
Property and equipment, net	358,226	357,157
Goodwill	6,571	6,571
Deferred tax assets, net	23,676	35,252
Other long-term assets	204,240	249,286
Total assets	$2,328,089	$2,058,885

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$64,707	$61,461
Accrued compensation and related benefits	64,634	88,260
Other accrued liabilities	120,677	113,679
Total current liabilities	250,018	263,400
Income tax liabilities	55,806	53,509
Other long-term liabilities	77,401	73,374
Total liabilities	383,225	390,283
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 47,911 and 47,107, respectively	1,092,569	975,276
Retained earnings	899,398	716,403
Accumulated other comprehensive loss	(47,103)	(23,077)
Total stockholders’ equity	1,944,864	1,668,602
Total liabilities and stockholders’ equity	$2,328,089	$2,058,885

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$474,867	$495,418	$1,367,060	$1,334,136
Cost of revenue	211,326	204,516	597,064	553,393
Gross profit	263,541	290,902	769,996	780,743
Operating expenses:
Research and development	64,787	67,263	192,184	178,497
Selling, general and administrative	63,188	71,768	205,645	212,353
Total operating expenses	127,975	139,031	397,829	390,850
Operating income	135,566	151,871	372,167	389,893
Other income (expense), net	2,289	5	14,129	(5,720)
Income before income taxes	137,855	151,876	386,296	384,173
Income tax expense	16,692	27,539	55,827	65,591
Net income	$121,163	$124,337	$330,469	$318,582

Net income per share:
Basic	$2.54	$2.66	$6.96	$6.83
Diluted	$2.48	$2.57	$6.78	$6.60
Weighted-average shares outstanding:
Basic	47,780	46,829	47,501	46,643
Diluted	48,792	48,349	48,734	48,295

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Cost of revenue	$1,020	$1,186	$3,317	$3,691
Research and development	8,480	9,287	26,407	26,875
Selling, general and administrative	24,103	32,524	78,880	95,157
Total stock-based compensation expense	$33,603	$42,997	$108,604	$125,723

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income	$121,163	$124,337	$330,469	$318,582

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	33,603	42,997	108,604	125,723
Amortization of purchased intangible assets	33	33	99	99
Deferred compensation plan expense (income), net	256	125	767	(350)
Tax effect	(4,777)	3,161	(6,144)	1,885
Non-GAAP net income	$150,278	$170,653	$433,795	$445,939

Non-GAAP net income per share:
Basic	$3.15	$3.64	$9.13	$9.56
Diluted	$3.08	$3.53	$8.90	$9.23

Shares used in the calculation of non-GAAP net income per share:
Basic	47,780	46,829	47,501	46,643
Diluted	48,792	48,349	48,734	48,295

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Gross profit	$263,541	$290,902	$769,996	$780,743
Gross margin	55.5%	58.7%	56.3%	58.5%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	1,020	1,186	3,317	3,691
Deferred compensation plan expense (income)	(75)	5	385	(46)
Non-GAAP gross profit	$264,486	$292,093	$773,698	$784,388
Non-GAAP gross margin	55.7%	59.0%	56.6%	58.8%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total operating expenses	$127,975	$139,031	$397,829	$390,850

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(32,583)	(41,811)	(105,287)	(122,032)
Amortization of purchased intangible assets	(33)	(33)	(99)	(99)
Deferred compensation plan income (expense)	1,280	1,210	(3,793)	8,911
Non-GAAP operating expenses	$96,639	$98,397	$288,650	$277,630

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total operating income	$135,566	$151,871	$372,167	$389,893

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	33,603	42,997	108,604	125,723
Amortization of purchased intangible assets	33	33	99	99
Deferred compensation plan expense (income)	(1,355)	(1,205)	4,178	(8,957)
Non-GAAP operating income	$167,847	$193,696	$485,048	$506,758

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total other income (expense), net	$2,289	$5	$14,129	$(5,720)

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan expense (income)	1,611	1,330	(3,411)	8,607
Non-GAAP other income, net	$3,900	$1,335	$10,718	$2,887

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total income before income taxes	$137,855	$151,876	$386,296	$384,173

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	33,603	42,997	108,604	125,723
Amortization of purchased intangible assets	33	33	99	99
Deferred compensation plan expense (income), net	256	125	767	(350)
Non-GAAP income before income taxes	$171,747	$195,031	$495,766	$509,645

2023 FOURTH QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending December 31, 2023
	Low	High
Gross margin	55.2%	55.8%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.2%	0.2%
Non-GAAP gross margin	55.4%	56.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending December 31, 2023
	Low	High
Operating expenses	$127,100	$131,100
Adjustments to reconcile operating expenses to non-GAAP operating expenses:
Stock-based compensation expense	(31,200)	(33,200)
Non-GAAP operating expenses	$95,900	$97,900